SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of June 28, 2012, between Skinny Nutritional Corp., a Nevada corporation (together with its successors and assigns, the “Grantor”), and Trim Capital LLC, a Delaware limited liability company (together with its successors and assigns, the “Secured Party”), the purchaser under that certain Securities Purchase Agreement (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement), dated as of the date hereof between the Grantor and the Secured Party.

WITNESSETH:

WHEREAS, the Grantor and the Secured Party are parties to the Purchase Agreement, and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Grantor at each of the Initial Closing and the Second Closing under the Purchase Agreement, repayment of which is evidenced by the Initial Note and the Remaining Note issued pursuant to the Purchase Agreement, and

WHEREAS, in order to induce the Secured Party to enter into the Purchase Agreement and the other Transaction Documents and to extend the loans pursuant to the Purchase Agreement, the Grantor has agreed to execute and deliver to the Secured Party this Agreement and other collateral documents and to grant the Secured Party a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes, or if not expressly defined in the Notes, then in the Purchase Agreement.  Any terms used in this Agreement that are defined in the Code (whether or not capitalized) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes or the Purchase Agreement; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)          “Account” means an account (as that term is defined in the Code).

(b)          “Account Debtor” means an account debtor (as that term is defined in the Code).

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(c)          “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(d)          “Books” means books and records (including the Grantor’s Records indicating, summarizing, or evidencing the Grantor’s assets (including the Collateral) or liabilities, the Grantor’s Records relating to the Grantor’s business operations or financial condition, and the Grantor’s goods or General Intangibles related to such information).

(e)          “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)           “Closing Date” has the meaning specified therefor in the Purchase Agreement.

(g)          “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Secured Party’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(h)          “Collateral” has the meaning specified therefor in Section 2; provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

(i)           “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 7 attached hereto.

(j)           “Company” shall mean the Grantor.

(k)          “Copyrights” means copyrights and copyright registrations, and also includes (i) the copyright registrations and applications listed on Schedule 2 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all extensions or renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of the Grantor’s rights corresponding thereto throughout the world.

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(l)           “Deposit Account” means a deposit account (as that term is defined in the Code).

(m)         “Equipment” means equipment (as that term is defined in the Code).

(n)          “Excluded Property” means, collectively, (i) any permit, lease, license, contract, instrument or other agreement held by the Grantor that prohibits or requires the consent of any Person other than the Grantor which consent has not been obtained as a condition to the creation by the Grantor of a Lien thereon, or any permit, lease, license, contract or other agreement held by the Grantor to the extent that any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code, (ii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), and (iii) Equipment owned by the Grantor that is subject to a purchase money Lien or capital lease (in each case, to the extent permitted under the Purchase Agreement) if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person which consent has not been obtained other than the Grantor as a condition to the creation of any other Lien on such Equipment; provided, however, Excluded Property shall not include any Collateral described in subsection (i) and (iii) of this subsection (n) to the extent that any such consent or lapse, as applicable, (x) has not been waived or (y) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code, when applicable) or principles of equity; provided, that immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and the Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect.  “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

(o)          “Event of Default” has the meaning specified therefor in the Notes.

(p)          “General Intangibles” means general intangibles (as that term is defined in the Code), and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs and other Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

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(q)          “Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(r)           “Grantor” has the meaning specified therefor in the recitals to this Agreement.

(s)          “Initial Closing” has the meaning specified therefor in the Purchase Agreement.

(t)           “Initial Note” has the meaning specified therefor in the Purchase Agreement.

(u)          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement of other similar relief.

(v)          “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and confidential and proprietary customer lists, and Intellectual Property Licenses.

(w)         “Intellectual Property Licenses” means rights under or interests in any Patent, Trademark, Copyright or other Intellectual Property, including software pursuant to license agreements with any other party (other than commercial off the shelf software), whether the applicable Grantor is a licensee or licensor under any such license agreement.

(x)           “Intellectual Property Security Agreement” means the Intellectual Property Security Agreement between the Grantor and the Secured Party, for the benefit of the Secured Party, dated the date hereof.

(y)          “Inventory” means inventory (as that term is defined in the Code).

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(z)           “Investment Related Property” means investment property (as that term is defined in the Code).

(aa)        “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(bb)        “Notes” has the meaning specified therefor in the Purchase Agreement.

(cc)         “November 2011 Offering” means that certain private offering that commenced in November 2011 and that expired on March 1, 2012 pursuant to which the Grantor offered an aggregate amount of $2,500,000 of units of the Grantor’s securities on a “best efforts” basis, with each unit consisting of one Convertible Senior Subordinated Secured Note in the principal amount of $25,000 and one (1) Series A Common Stock Purchase Warrant.

(dd)        “November 2011 Security Agreement(s)” means the Security Agreement(s) that the Grantor entered into with the holders of the Grantor’s Convertible Senior Subordinated Secured Notes that were issued in the November 2011 Offering.

(ee)        “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of the Grantor to the Secured Party under this Agreement, the Notes, the Purchase Agreement, the Intellectual Property Security Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on, the Notes and the loans extended pursuant thereto (including any interest that accrues after the commencement of an Insolvency Proceeding regardless of whether allowed or allowable in whole or in part as a claim in such Insolvency Proceeding); (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of the Grantor from time to time under or in connection with this Agreement, the Notes, the Purchase Agreement, the Intellectual Property Security Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.  Any reference in this Agreement or in the Transaction Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

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(ff)          “Organizational Documents” means, with respect to the Grantor, the documents by which the Grantor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Grantor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(gg)        “Patents” means patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all divisions, continuations, continuations-in-part, reissues and extensions thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of the Grantor’s rights corresponding thereto throughout the world.

(hh)        “Permitted Encumbrances” means (a) liens in favor of the Secured Party to secure the Secured Obligations, (b) liens (i) with respect to the payment of taxes, assessments or other governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar liens, in each case imposed by law and arising in the ordinary course of business, and securing amounts that are not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are maintained on the books of the Grantor in accordance with GAAP and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral (a “Permitted Contest”), (c) liens existing on the date hereof and set forth on Schedule 8 hereto, (d) liens securing purchase money indebtedness, provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within 30 days after the, acquisition, repair, improvement or construction of, such property financed by such indebtedness and (ii) such liens do not extend to any property of the Grantor other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed by such indebtedness, and (e) licenses entered into in the ordinary course of business.

(ii)           “Person” has the meaning specified therefor in the Purchase Agreement.

(jj)           “Proceeds” has the meaning specified therefor in Section 2.

(kk)         “Purchase Agreement” has the meaning specified therefor in the recitals to this Agreement.

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(ll)           “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(mm)       “Remaining Note” has the meaning specified therefor in the Purchase Agreement.

(nn)        “Second Closing” has the meaning specified therefor in the Purchase Agreement.

(oo)        “Security Interest” has the meaning specified therefor in Section 2.

(pp)        “Secured Obligations” means each and all of the following: (a) each and all of the present and future obligations of the Grantor now existing or hereafter arising from this Agreement, the Notes, the Purchase Agreement, or the other Transaction Documents, and (b) all Obligations of the Grantor, including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding in each case, subject to any applicable limitations expressly provided in the Transaction Documents.

(qq)        “Secured Party’s Liens” means the Liens granted by the Grantor to the Secured Party under the Transaction Documents.

(rr)          “Securities Account” means a securities account (as that term is defined in the Code).

(ss)        “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

(tt)          “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(uu)        “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) the registered or applied for trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 4 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (iv) the right to sue for past, present and future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (v) the goodwill of the Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of the Grantor’s rights corresponding thereto throughout the world.

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(vv)        “Transaction Documents” has the meaning specified therefor in the Purchase Agreement.

(ww)       “UCF” means United Capital Funding Corp.

(xx)         “UCF Collateral” means the collateral that secures the obligations of the Grantor to UCF under the UCF Factoring Agreement (i.e., all Accounts and Inventory of the Grantor).

(yy)        “UCF Factoring Agreement” means that certain Factoring and Security Agreement, dated as of April 1, 2009, between the Grantor and UCF.

(zz)         “URL” means “uniform resource locator,” an internet web address.

2.            Guaranty and Grant of Security. (A) The Grantor, in consideration of the benefits obtained thereby and for other valuable consideration hereby acknowledged, hereby unconditionally guarantees to the benefit of the Secured Party, for the benefit of the Secured Party, the prompt payment and performance of each and all of the Secured Obligations, without setoff or counterclaim each of which are herby waived.

(B)         The Grantor hereby unconditionally grants, assigns, and pledges to the Secured Party a continuing security interest (herein referred to as the “Security Interest”) in all the Grantor’s right, title and interest in and to its personal property, tangible or intangible, of the Grantor whether now owned or hereafter acquired or arising and wherever located, including without limitation the Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)          all of the Grantor’s Accounts;

(b)          all of the Grantor’s Books;

(c)          all of the Grantor’s Chattel Paper;

(d)          all of the Grantor’s Deposit Accounts;

(e)          all of the Grantor’s Equipment and fixtures;

(f)           all of the Grantor’s General Intangibles;

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(g)          all of the Grantor’s Inventory;

(h)          all of the Grantor’s Investment Related Property;

(i)           all of the Grantor’s Negotiable Collateral;

(j)           all of the Grantor’s rights in respect of Supporting Obligations;

(k)          all of the Grantor’s Commercial Tort Claims;

(l)           all of the Grantor’s money, cash equivalents, or other assets of the Grantor that now or hereafter come into the possession, custody, or control of the Secured Party;

(m)         all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Grantor or the Secured Party from time to time with respect to any of the Investment Related Property.

Notwithstanding anything in this Agreement to the contrary, the parties hereby acknowledge and agree that the Secured Party’s Security Interest in any Collateral hereunder that also constitutes UCF Collateral shall be subordinate to the security interest that Grantor has granted to UCF in such UCF Collateral pursuant to the UCF Factoring Agreement.

3.            Security for Obligations.  This Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantor to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Grantor.

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4.            Grantor Remains Liable; Third Party Licensees.  (A) Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Notes, the Purchase Agreement, or other Transaction Documents, the Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Notes, the Purchase Agreement and the other Transaction Documents.

(B)            The Secured Party acknowledges and agrees that the security interest arising hereunder in any Intellectual Property licensed by the Grantor to a third party in an arms-length transaction shall be subject to the rights of such third party licensee, whether such arms-length transaction is now existing or is entered into following the execution and delivery of this Agreement. Upon the request of the Grantor, the Secured Party shall provide an estoppel to such third party licensee with respect to the foregoing. The Secured Party acknowledges and agrees that no security interest or right is granted by the Grantor in property to the extent that such property is not owned by the Grantor.

5.            Representations and Warranties.  As of the Closing, the Grantor hereby represents and warrants as follows:

(a)          The exact legal name, jurisdiction of incorporation, organization or formation, organizational identification number, if any, and chief executive office of the Grantor is set forth on Schedule 1  attached hereto.  The Grantor has no trade names except as set forth on Schedule 1 attached hereto.  The Grantor has not used any name other than that as set forth on Schedule 1 for the preceding five years.  No entity has merged into the Grantor or been acquired by the Grantor within the past five years except as set forth on Schedule 1.

(b)          Schedule 5 attached hereto sets forth all Real Property owned or leased by the Grantor as of the Initial Closing Date.

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(c)          The Grantor does not have any interest in, or title to, any  registered Copyrights, registered Patents or Trademarks except as set forth on Schedules 2,  3 and 4, respectively, attached hereto.  This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon the Secured Party’s filing of the Intellectual Property Security Agreement with the United States Copyright Office and the Secured Party’s filing of the Intellectual Property Security Agreement with the United States Patent and Trademark Office, and the Secured Party’s filing of appropriate financing statements in the jurisdictions listed on Schedule 6 hereto, subject to Permitted Encumbrances, all action necessary or desirable to protect and perfect the Security Interest in the United States in and to the Grantor’s Patents, Trademarks, Copyrights or Intellectual Property Licenses constituting Collateral has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from the Grantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally.  The Grantor does not have any interest in any Copyright that is necessary in connection with the operation of the Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

(d)         The Grantor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Grantor of this Agreement and the filings contemplated herein and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Grantor and no further action is required by the Grantor.  This Agreement and the other Transaction Documents to which it is a party have been duly executed by the Grantor.  This Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(e)          No written claim has been received by the Grantor that any Collateral or the Grantor’s use of any Collateral violates the rights of any third party that has not been resolved to the satisfaction of the Grantor. There has been no adverse decision to the Grantor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Grantor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Grantor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(f)          The Grantor shall at all times maintain its books of account and records relating to the Collateral at its current principal place of business as specified on Schedule 1 (except when temporarily kept at the offices of its attorneys or accountants) and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least ten (10) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the Code and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests (to the same extent that the Security Interests are perfected prior to such relocation) to create in favor of the Secured Party, subject to Permitted Encumbrances, a valid, perfected and continuing perfected first priority lien in the Collateral (other than with respect to the UCF Collateral, as to which the perfected security interest of the Secured Party in such UCF Collateral shall be junior only to the security interest of UCF therein).

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(g)          The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Grantor do not (i) violate any of the provisions of the Organizational Documents of the Grantor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Grantor or (ii) subject to the Company’s compliance under the UCF Factoring Agreement, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Grantor’s debt or otherwise) or other understanding to which the Grantor is a party or by which any property or asset of the Grantor is bound or affected, except in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.  If any, all required consents (including, without limitation, from stockholders or creditors of the Grantor) necessary for the Grantor to enter into and perform its obligations hereunder have been obtained.

(h)          This Agreement creates a valid security interest in the Collateral of the Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code,  all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Grantor, as a debtor, and Secured Party, as secured party, in the jurisdictions listed next to the Grantor’s name on Schedule 5 attached hereto, it being understood that any and all such filings shall be made by the Secured Party and the Grantor shall have no liability whatsoever in connection with the Secured Party’s failure to properly record such security interests, unless such failure results from inaccurate information provided by the Grantor.  Upon the making of such filings, the Secured Party shall have, subject to Permitted Encumbrances, a first priority perfected security interest in the Collateral of the Grantor (other than the UCF Collateral, as to which the perfected security interest of the Secured Party in such UCF Collateral shall be junior only to the security interest of UCF therein) to the extent such security interest can be perfected by the filing of a financing statement.  For the avoidance of doubt, the Grantor hereby represents and warrants that the security interest of the Secured Party in the Collateral is and shall be senior to the security interest that the Grantor granted pursuant to the November 2011 Security Agreement(s) to the secured parties named therein, and that the indebtedness of the Grantor to the Secured Party constitutes “Senior Indebtedness” and “Permitted Indebtedness” as those terms are defined in the November 2011 Security Agreement(s). Except as otherwise specified herein, all action by the Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken (to the extent such action is required under this Agreement).

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(i)           No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by the Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement and the other Transaction Documents to which it is a party by the Grantor, except those consents, approvals, authorizations or other actions which have been taken or the failure of which to obtain could not reasonably be expected to cause a Material Adverse Effect, or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or any other Transaction Document with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement or any other Transaction Document, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6.            Covenants.  The Grantor covenants and agrees with the Secured Party, for the benefit of the Secured Party, that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with the terms hereof:

(a)          Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, with a value, individually or in the aggregate, in excess of Ten Thousand Dollars ($10,000), and if and to the extent that perfection or priority of the Secured Party’s Security Interest is dependent on by possession, the Grantor, promptly (and in any event within one (1) Business Day) upon the request of the Secured Party, shall execute such other documents and instruments as shall be reasonably requested by the Secured Party or, if applicable, endorse and deliver physical possession of such Collateral to the Secured Party or its representative, together with, if applicable, such undated powers endorsed in blank as shall be reasonably requested by the Secured Party;

(b)          Chattel Paper.

(i)          In the event that the Grantor acquires Chattel Paper with a value, individually or in the aggregate, in excess of Ten Thousand Dollars ($10,000), the Grantor shall promptly (and in any event within two (2) Business Days) notify the Secured Party thereof, and upon the request of the Secured Party, take all steps reasonably necessary to grant the Secured Party control of all such electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

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(ii)         If the Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Purchase Agreement), promptly upon the request of the Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of TRIM CAPITAL LLC, as Secured Party”;

(c)          Letter-of-Credit Rights.  If the Grantor is or becomes the beneficiary of a letter of credit with a face value in excess of Ten Thousand Dollars ($10,000), the Grantor shall promptly (and in any event within two (2) Business Days after becoming a beneficiary), notify the secured Party thereof and, thereafter, upon the request by the Secured Party, except with respect to documentary letters of credit received by the Grantor from customers in the ordinary course of business if no Event of Default has occurred and is continuing, take such actions the Secured Party may reasonably request to grant the Secured Party control thereof, which may include entering into a tri-party agreement with the Secured Party and the issuer or confirmation bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Secured Party and directing all payments thereunder to a deposit account designated by the Secured Party, all in form and substance reasonably satisfactory to the Secured Party;

(d)          Commercial Tort Claims.  The Grantor shall promptly (and in any event within two (2) Business Days of receipt thereof), notify the Secured Party in writing upon becoming a plaintiff in respect of, or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Secured Party, promptly amend Schedule 7 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or reasonably desirable by the Secured Party to give the Secured Party, subject to Permitted Encumbrances and any other limitations set forth in this Agreement, a first priority perfected security interest in any such Commercial Tort Claim;

(e)          Government Contracts.  If any Account or Chattel Paper, individually or in the aggregate with a value in excess of Ten Thousand Dollars ($10,000), arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantor shall promptly (and in any event within two (2) Business Days of the creation thereof) notify the Secured Party thereof in writing and execute any instruments or take any steps reasonably required by the Secured Party, to the extent permitted under, and in accordance with, applicable law, in order that all moneys due or to become due under such contract or contracts shall be assigned to the Secured Party, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

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(f)          Intellectual Property.

(i)             Upon request of the Secured Party, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, the Grantor shall execute and deliver to the Secured Party one or more Intellectual Property Security Agreements to further evidence the Secured Party’s Liens on the Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of the Grantor relating thereto or represented thereby;

(ii)            The Grantor shall have the duty, to the extent necessary or economically desirable in the operation of its business and to the extent consistent with its business and legal strategy, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all awarded damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Grantor’s Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Grantor’s Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of the Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.  The Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary or economically desirable in the operation of the Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the Grantor.  Without the prior written consent of the Secured Party, which shall not be unreasonably withheld, the Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of the Grantor’s business;

(iii)           The Grantor acknowledges and agrees that the Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses.  Without limiting the generality of this Section 6(f), the Grantor acknowledges and agrees that the Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Grantor and shall be chargeable to the Grantor;

(iv)           In no event shall the Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Secured Party prompt (and in any event within ten (10) Business Days) written notice thereof. Promptly upon any such filing, the Grantor shall comply with Section 6(f)(i) hereof;

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(g)          Investment Related Property.

(i)             If the Grantor shall receive or become entitled to receive any Investment Related Property after the Closing Date, it shall promptly (and in any event within five (5) Business Days of receipt thereof) take all actions necessary to cause such Investment Related Property to become Collateral hereunder and subject to a lien and security interest in favor of the Secured Party;

(ii)            Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by the Grantor shall be held by the Grantor in trust for the benefit of the Secured Party segregated from the Grantor’s other property, and the Grantor shall deliver it forthwith to the Secured Party in the exact form received;

(iii)           The Grantor shall promptly deliver to the Secured Party a copy of each notice or other communication received by it in respect of any Investment Related Property;

(iv)           The Grantor agrees that it will cooperate with the Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(h)          Transfers and Other Liens.  Except as otherwise expressly permitted hereby or by the Purchase Agreement, the Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except (x) any inventory or other property sold or disposed of in the ordinary course of business and (y) any grant of non-exclusive licenses to its Intellectual Property in the ordinary course of business, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of the Grantor, except for Permitted Encumbrances.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Secured Party’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement, the Purchase Agreement or the other Transaction Documents;

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(i)           Insurance.  The Grantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof (it being agreed that the insurance policies and amounts maintained by the Grantor as of the Closing Date are satisfactory).  The Grantor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Party that (a) the Secured Party will be named as Purchaser loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Secured Party and such cancellation or change shall not be effective as to the Secured Party for at least thirty (30) days after receipt by the Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default.  If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be available to the Grantor and applied by the Grantor to the repair and/or replacement of property with respect to which the loss was incurred.  If no Event of Default exists and such proceeds exceed $100,000, and in any event after an Event of Default occurs, all proceeds then or thereafter in existence shall be paid to the Secured Party (for application to the Obligations) and, if received by the Grantor, shall be held in trust for the Secured Party and promptly paid over to the Secured Party (for application to the Obligations) unless otherwise directed in writing by the Secured Party.

(j)           Copies.  The Grantor shall deliver copies of such policies or the related certificates evidencing that the Secured Party is listed as Purchaser loss payee on property insurance and as additional insured on liability insurance within ten (10) days of closing and at the time any new policy of insurance is issued.

(k)          Permitted Encumbrances. Subject to the Company’s payment obligations under the UCF Factoring Agreement, the Grantor shall not prepay or amend any obligations secured by the Permitted Encumbrances without the prior written consent of the Secured Party.

7.           Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

(a)          Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Purchase Agreement, such provision of the Purchase Agreement shall control.

(b)          Note. In the event of any conflict between any provision in this Agreement and a provision in the Notes, such provision of the Notes shall control.

(c)          Intellectual Property Security Agreements.  The provisions of any executed Intellectual Property Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Intellectual Property Security Agreements shall limit any of the rights or remedies of the Secured Party hereunder.

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8.            Further Assurances.

(a)          The Grantor agrees that from time to time, at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)          Subject to Section 8(c), the Grantor authorizes the filing by the Secured Party of financing or continuation statements, or amendments thereto, and the Grantor will execute and deliver to the Secured Party such other instruments or notices, as may be necessary or as the Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)          The Grantor authorizes the Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  The Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Secured Party in any jurisdiction.

(d)         The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Secured Party, subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

9.            Secured Party Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, the Secured Party (or its designee) (a) may proceed to perform any and all of the obligations of the Grantor contained in any contract, lease, or other agreement and exercise any and all rights of the Grantor therein contained as fully as the Grantor itself could, (b) shall have the right to use the Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Party’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Grantor and now or hereafter covered by such licenses, but only to the extent permitted by such licenses or the licensors thereunder or applicable law, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Party or any of its nominees.

10.          Secured Party Appointed Attorney-in-Fact.  The Grantor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Notes, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

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(a)          to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any Supporting Obligations in connection therewith or any other Collateral of the Grantor;

(b)          to receive and open all mail addressed to the Grantor and to notify postal authorities to change the address for the delivery of mail to the Grantor to that of the Secured Party;

(c)           to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)          to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral of the Grantor or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

(e)          to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to the Grantor in respect of any Account of the Grantor;

(f)           to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Grantor; and

(g)          the Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Secured Party shall commence any such suit, the Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by the Secured Party in aid of such enforcement.

To the extent permitted by law, the Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.          Secured Party May Perform.  If the Grantor fails to perform any agreement contained herein, the Secured Party may perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor.

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12.          Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, the Secured Party or its designee may notify Account Debtors of the Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Secured Party or that the Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Grantor’s Secured Obligations under the Transaction Documents.

13.          Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)          the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, the Grantor expressly agrees that, in any such event, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at one or more locations where the Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or other disposition, at any of the Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as the Secured Party may deem commercially reasonable. Without limiting the generality of the foregoing, the Secured Party may disclaim any and all representations and warranties in connection with any such sale or other disposition.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)          The Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, the Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by the Grantor or with respect to which the Grantor has rights under license, sublicense, or other agreements, (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Secured Party and (ii) the Grantor will not be in default under such license, sublicense or other agreement as a result of such use by the Secured Party) as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and the Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Secured Party.

(c)          Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization in any manner upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys’ fees) of the Secured Party in connection with enforcing its rights under this Agreement and the other Transaction Documents; SECOND, to the payment of all accrued and unpaid fees and interest under the Notes; THIRD, to the payment of the outstanding principal amount of the Notes; and FOURTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, the Grantor shall remain jointly and severally liable for any such deficiency.

(d)          The Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction.

14.          Remedies Cumulative.

(a)          Each right, power, and remedy of the Secured Party as provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

(b)          Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the Secured Party is hereby authorized at any time or from time to time, without notice to the Grantor or any other person, any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of the Grantor (regardless of whether such balances are then due to the Grantor) and any other properties or assets at any time held or owing by the Secured Party to or for the credit or for the account of the Grantor against and on account of any of the Obligations that are not paid when due.

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15.          Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

16.          Indemnity and Expenses.

(a)          The Grantor agrees to indemnify the Secured Party from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which the Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction, and subject to any other express limitations set forth in the Transaction Documents.  This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations.

(b)          The Grantor shall, upon demand, pay to the Secured Party all the fees, costs, charges and expenses which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

17.          Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor.

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18.          Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Secured Party at its address specified in the Purchase Agreement, and to the Grantor at its address specified in the Purchase Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

19.          Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been indefeasibly paid in full or otherwise terminated in accordance with the provisions of the Notes and the Purchase Agreement, (b) be binding upon the Grantor, and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party, and its successors and permitted transferees and assigns.  Without limiting the generality of the foregoing clause (c), the Secured Party may, solely in accordance with the provisions of the Notes and the Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Notes and the Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon indefeasible payment in full or other termination of the Obligations in accordance with the provisions of the Notes and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or any other Person entitled thereto.  At such time, the Secured Party shall authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Notes, the Purchase Agreement, any other Transaction Document, or any other instrument or document executed and delivered by the Grantor to the Secured Party nor any additional loans made by the Secured Party to the Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Grantor, by the Secured Party, shall release the Grantor from any obligation, except a release or discharge executed in writing by the Secured Party in accordance with the applicable provisions of this Agreement, the Notes and the Purchase Agreement, as the case may be. The Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth.  A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party would otherwise have had on any other occasion.

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20.          Governing Law.

(a)          THE VALIDITY OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE SECURED PARTY AND THE GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20(b).

(c)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE SECURED PARTY AND THE GRANTOR HEREBY WAIVE THEIR  RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE SECURED PARTY AND THE GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.          Secured Party.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Secured Party” shall be a reference to the Secured Party and its successors and assigns.

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22.          Miscellaneous.

(a)          This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Transaction Document mutatis mutandis.

(b)          Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)          Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)         The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)          Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[remainder of page intentionally left blank; signature page follows]

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           IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written:

GRANTOR:

SKINNY NUTRITIONAL CORP.

By:	/s/ Michael Salaman
Name:
Title:

SECURED PARTY:

TRIM CAPITAL LLC

By:	/s/ Marc Cummins
Name:
Title:

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SCHEDULE 1

ORGANIZATIONAL INFORMATION

Legal Name:      Skinny Nutritional Corp.

Jurisdiction of Incorporation:	Nevada

Organizational ID Number:	C5026-1985

Chief Executive Office:	3 Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004

Chief Executive Office
(as of July 1, 2012):	Spring Mill Corporate Center
1100 East Hector Street
Suite 391 (to be relocated to Suite 225)
Conshohocken, PA 19428

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SCHEDULE 2

COPYRIGHT REGISTRATIONS AND APPLICATIONS

None

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SCHEDULE 3

PATENTS AND PATENT APPLICATIONS

None

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SCHEDULE 4

TRADE NAMES, TRADEMARKS, TRADEMARK APPLICATIONS, SERVICE

MARKS, AND SERVICE MARK APPLICATIONS

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SCHEDULE 5

OWNED OR LEASED REAL PROPERTY

Real Property owned: None

Real property leased:	3 Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004

As of July 1, 2012:

Spring Mill Corporate Center
1100 East Hector Street
Suite 391 (to be relocated to Suite 225)
Conshohocken, PA 19428

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SCHEDULE 6

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

Skinny Nutritional Corp.	Nevada Secretary of State

Pennsylvania Secretary of State

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SCHEDULE 7

COMMERCIAL TORT CLAIMS

Skinny Nutritional Corp. v. Beverage Incubators, Inc., et al. (Court of Common Pleas of Montgomery County)

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SCHEDULE 8

EXISTING LIENS

Debtor	Secured Party	Collateral	State and Jurisdiction	Filing Date and Number (include original file date and continuations, amendments, etc.)
Skinny Nutritional Corp.	United Capital Funding Corp.	Accounts and Inventory	Nevada	UCC-1 filed on 11/15/07 UCC-3 amendment filed 5/30/12
Skinny Nutritional Corp.	Holders of Notes issued in November 2011 Offering	All assets	N/A	No UCC-1 filed

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